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This is filed pursuant to Rule 497(e).

ALLIANCE CAPITAL [Logo]                   THE ALLIANCE BOND FUNDS
_________________________________________________________________

Supplement dated July 15, 1998 to Prospectus dated
March 2, 1998 of The Alliance Bond Funds


         Alliance Short-Term Multi-Market Trust, Inc. ("Short-Term Multi-Market") and Alliance World Income Trust, Inc., ("World Income") have suspended sales of shares other than sales to shareholders as of the close of business on July 15, 1998. This action followed approval by the Boards of Directors of Short-Term Multi-Market and World Income of separate Agreements and Plans of Reorganization and Liquidation ("Plans") pursuant to which the assets and liabilities of Short-Term Multi-Market and World Income will be exchanged for shares of Alliance Multi-Market Strategy Trust, Inc. ("Multi-Market Strategy"), a non-diversified open-end investment company sponsored by Alliance.

         The Boards of Directors of Short-Term Multi-Market and World Income have called meetings of their shareholders to vote on the Plans to be held on October 12, 1998. Proxy materials describing Multi-Market Strategy and the terms of the proposed acquisitions will be mailed prior to the meetings to shareholders of record of Short-Term Multi-Market and World Income as of the close of business on August 14, 1998. If approved at the meetings, it is expected that the acquisitions will occur shortly thereafter. Shareholder approval of one acquisition is independent of shareholder approval of the other acquisition. Accordingly, the closing of one acquisition is not contingent upon the closing of the other acquisition.

(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.
















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